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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated September 25, 1998 included in the Multigraphics Inc. Form 10-K for the year ended July 31, 1998 and to all references to our Firm included in this registration statement.

                                            /s/ Arthur Andersen LLP

Chicago, Illinois
November 10, 1998